SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 25, 2005
aaiPharma Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2320 Scientific Park Drive
Wilmington, North Carolina 28405
(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Preliminary Note
     This Amendment No.1 on Form 8-K/A amends the Current Report on Form 8-K (the “Initial Report”) of aaiPharma Inc. (the “Company”) dated July 29, 2005 to include required pro forma financial information of the Company not included in the Initial Report.
Item 9.01. Financial Statements and Exhibits.
     (b) Unaudited Pro Forma Financial Information
The following unaudited pro forma financial information is appended at the end of this Item 9.01and is incorporated herein by reference:
Unaudited pro forma consolidated balance sheet at March 31, 2005
Notes to unaudited pro forma consolidated balance sheet
Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004
Notes to unaudited pro forma consolidated statements of operations for the year ended December 31, 2004
Unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2005
Notes to unaudited pro forma consolidated statements of operations for the three months ended March 31, 2005
     (c) Exhibits

Exhibit 10.1	Asset Purchase Agreement between Xanodyne Pharmaceuticals, Inc., aaiPharma Inc., and aaiPharma LLC dated as of May 6, 2005, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2005

Exhibit 10.2	Second Amendment to Asset Purchase Agreement between Xanodyne Pharmaceuticals, Inc., aaiPharma Inc. and aaiPharma LLC dated as of July 18, 2005, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2005

Exhibit 10.3	First Amendment to Asset Purchase Agreement between Xanodyne Pharmaceuticals, Inc., aaiPharma Inc. and aaiPharma LLC dated as of June 7, 2005, incorporated by

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reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2005

Exhibit 10.4	Master Services Agreement between Xanodyne Pharmaceuticals, Inc. and AAI Development Services, a division of aaiPharma Inc., dated as of July 25, 2005, incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 29, 2005
* * *
     The following pro forma financial information gives effect to the disposition of substantially all of the assets of the Company’s Pharmaceuticals Division (collectively, the “Pharmaceutical Assets”) to Xanodyne Pharmaceuticals, Inc. (the “Buyer”) pursuant to an Asset Purchase Agreement between the Company, its subsidiary and the Buyer dated May 6, 2005, as amended by a First Amendment to Asset Purchase Agreement dated as of June 7, 2005 and a Second Amendment to Asset Purchase Agreement dated July 18, 2005 (as amended, the “Purchase Agreement”), and the application of the net proceeds from such sale to reduce senior debtor-in-possession debt. The Pharmaceutical Assets included, among other things, the following: (i) substantially all then currently marketed pharmaceutical products (including the inventory of such products); (ii) the rights to three “pipeline” products (i.e. products which the Company was then currently developing); (iii) the option to purchase certain products being developed or which may be developed in the future by the Company, concerning certain compounds, and (iv) a 50% interest in an additional “pipeline” product. The pro forma consolidated balance sheet at March 31, 2005 gives effect to such transactions as if they had occurred on such date and the pro forma consolidated statements of operations for the year ended December 31, 2004 and March 31, 2005 give effect to such transactions as if they had occurred on January 1, 2004.

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aaiPharma Inc.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
(In thousands, except per share amounts)

		Less
		Divested
	aaiPharma	Pharma	Pro Forma
	Actual	Products (1)	Adjustments		Pro Forma
Net revenues:
Product sales	$77,776	$(63,758)	$—		$14,018
Product development	23,987	—	—		23,987
Development services	94,883	—	—		94,883
Reimbursed out-of-pocket	18,684	—	—		18,684

	215,330	(63,758)	—		151,572

Operating costs and expenses:
Direct costs (excluding depreciation and royalty expense)
Product sales	46,248	(35,999)	—		10,249
Development services	55,961	—	—		55,961
Reimbursable out-of-pocket	18,684	—	—		18,684

Total direct costs	120,893	(35,999)	—		84,894

Selling expenses	34,983	(19,945)	—		15,038
General and administrative expenses	45,875	(5,536)	—		40,339
Research and development	16,319	—	—		16,319
Depreciation	8,665	(728)	—		7,937
Professional fees — internal and government investigations	11,042	—	—		11,042
M.V.I. contingent payment	(8,112)	—	—		(8,112)
Guaranteed purchase commitments	11,695	(11,695)	—		—
Restructuring charges	22,392	(3,130)	—		19,262
Royalty expenses	1,727	(1,674)	—		53
Intangible asset impairment	93,972	(87,107)	—		6,865

Total operating costs and expenses	359,451	(165,814)	—		193,637

Income (loss) from operations	(144,121)	102,056	—		(42,065)

Other income (expense):
Interest expense, net	(34,989)	—	11,919	(a)	(23,070)
Other	(8,371)	6,229	—		(2,142)

	(43,360)	6,229	11,919		(25,212)

Loss before income taxes	(187,481)	108,285	11,919		(67,277)
Provision for income taxes	3,690	—	—	(c)	3,690

Net loss	$(191,171)	$108,285	$11,919		$(70,967)

Basic and diluted loss per share	$(6.69)				$(2.48)

Weighted average shares outstanding	28,565				28,565

See accompanying notes to unaudited pro forma consolidated statement of operations.

Note (1)
DIVESTED PRODUCTS
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
PRODUCT DIVESTITURE ADJUSTMENTS
For the Year Ended December 31, 2004
(In thousands)

		Actual		Pro Forma
	Actual	Non-Divested		Divested
	Pharma	Pharma		Pharma
	Products	Products		Products
	Results (a)	Results		Results
Net revenues:
Product sales	$77,776	$(14,018)		$63,758
Product development	—	—		—
Development services	—	—		—
Reimbursed out-of-pocket	—	—		—

	77,776	(14,018)		63,758

Operating costs and expenses:
Direct costs (excluding depreciation and royalty expense)
Product sales	46,248	(10,249)		35,999
Development services	—	—		—
Reimbursable out-of-pocket	—	—		—

Total direct costs	46,248	(10,249)		35,999

Selling expenses	24,330	(4,385	) (b)	19,945
General and administrative expenses	6,753	(1,217	) (b)	5,536
Research and development	—	—		—
Depreciation	728	—		728
Professional fees — internal and government investigations	—	—		—
M.V.I. contingent payment	(8,112)	8,112		—
Guaranteed purchase commitments	11,695	—		11,695
Restructuring charges	3,130	—		3,130
Royalty expenses	1,727	(53)		1,674
Intangible asset impairment	93,972	(6,865)		87,107

Total operating costs and expenses	180,471	(14,657)		165,814

Income (loss) from operations	(102,695)	639		(102,056)

Other income (expense):
Interest expense, net	—	—		—
Other	(6,229)	—		(6,229)

	(6,229)	—		(6,229)

Loss before income taxes	(108,924)	639		(108,285)
Provision for income taxes	—	—		—

Net loss	$(108,924)	$639		$(108,285)

(a) Represents the historical results for the Pharma products for the year ended December 31, 2004.

Income Statement Notes
Pharma Products Divestiture
(in 000’s)
PRO FORMA ADJUSTMENTS
(a)	Adjustment to reflect changes to net interest expense related to the pro forma net cash received in the transaction at the rates indicated below, as if this transaction was completed on January 1, 2004:

Repayment of our senior term loan of $165 million and our revolving loan of $10.5 million at LIBOR plus 8.25% per annum	$17,188
Interest income generated by the cash received in excess of the term and revolving loan repayments at LIBOR	506
Prepayment premium of 3.5% of the principal amount of the Term Loan prepaid	(5,775)

Pro forma decrease in net interest expense	$11,919

(b)	Adjustment to reflect an allocation of Pharma division selling and general and administrative (G&A) expenses between divested and non-divested Pharma products:

Actual Pharma products net revenues	$77,776

Non-divested Pharma products net revenues	$14,018

Percentage of revenues related to non-divested Pharma products	18.0%

Actual Pharma products selling expenses	$24,330

Pro forma allocation of selling expenses for non-divested Pharma products	$4,385

Actual Pharma products G&A expenses	$6,753

Pro forma allocation of G&A expenses for non-divested Pharma products	$1,217

(c)	No adjustment has been made for income tax benefits due to our belief that it is more likely than not that any deferred tax assets will not be realized.

aaiPharma Inc.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2005
(In thousands, except per share amounts)

		Less
		Divested
	aaiPharma	Pharma	Pro Forma
	Actual	Products (1)	Adjustments		Pro Forma
Net revenues:
Product sales	$16,166	$(16,486)	$—		$(320)
Product development	4,005	—	—		4,005
Development services	20,068	—	—		20,068
Reimbursed out-of-pocket	3,226	—	—		3,226

	43,465	(16,486)	—		26,979

Operating costs and expenses:
Direct costs (excluding depreciation and royalty expense)
Product sales	8,039	(7,651)	—		388
Development services	13,030	—	—		13,030
Reimbursable out-of-pocket	3,226	—	—		3,226

Total direct costs	24,295	(7,651)	—		16,644

Selling expenses	1,804	(397)	—		1,407
General and administrative expenses	10,285	(1,267)	—		9,018
Research and development	1,687	—	—		1,687
Depreciation	2,207	(458)	—		1,749
Professional fees — internal and government investigations	299	—	—		299
Professional fees — debt restructuring	1,553	—	—		1,553
Royalty expenses	101	(93)	—		8

Total operating costs and expenses	42,231	(9,866)	—		32,365

Income (loss) from operations	1,234	(6,620)	—		(5,386)

Other income (expense):
Interest expense, net	(11,379)	—	4,635	(a)	(6,744)
Other	(398)	100	—		(298)

	(11,777)	100	4,635		(7,042)

Loss before income taxes	(10,543)	(6,520)	4,635		(12,428)
Provision for income taxes	46	—	—	(b)	46

Net loss	$(10,589)	$(6,520)	$4,635		$(12,474)

Basic and diluted loss per share	$(0.37)				$(0.44)

Weighted average shares outstanding	28,586				28,586

See accompanying notes to unaudited pro forma consolidated statement of operations.

Note (1)
DIVESTED PRODUCTS
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
PRODUCT DIVESTITURE ADJUSTMENTS
For the Three Months Ended March 31, 2005
(In thousands)

		Actual	Pro Forma
	Actual	Non-Divested	Divested
	Pharma	Pharma	Pharma
	Products	Products	Products
	Results (i)	Results	Results
Net revenues:
Product sales	$16,166	$320	$16,486
Product development	—	—	—
Development services	—	—	—
Reimbursed out-of-pocket	—	—	—

	16,166	320	16,486

Operating costs and expenses:
Direct costs (excluding depreciation and royalty expense)
Product sales	8,039	(388)	7,651
Development services	—	—	—
Reimbursable out-of-pocket	—	—	—

Total direct costs	8,039	(388)	7,651

Selling expenses	397	—	397
General and administrative expenses	1,267	—	1,267
Research and development	—	—	—
Depreciation	458	—	458
Professional fees — internal and government investigations	—	—	—
Professional fees — debt restructuring	—	—	—
Royalty expense	101	(8)	93

Total operating costs and expenses	10,262	(396)	9,866

Income (loss) from operations	5,904	716	6,620

Other income (expense):
Interest expense, net	—	—	—
Other	(100)	—	(100)

	(100)	—	(100)

Income (loss) before income taxes	5,804	716	6,520
Provision for income taxes	—	—	—

Net income (loss)	$5,804	$716	$6,520

(i) Represents the historical results for the Pharma products for the three months ended March 31, 2005.

Income Statement Notes
Pharma Products Divestiture
(In thousands)
PRO FORMA ADJUSTMENTS
(a)	Adjustment to reflect changes to net interest expense related to the pro forma net cash received in the transaction at the rates indicated below, as if this transaction was completed on January 1, 2004:

Repayment of our senior term loan of $165 million and our revolving loan of $10.5 million at LIBOR plus 8.25% per annum	$4,475
Interest income generated by the cash received in excess of the term and revolving loan repayments at LIBOR	160

Pro forma decrease in net interest expense	$4,635

(b)	No adjustment has been made for income tax benefits due to our belief that it is more likely than not that any deferred tax assets will not be realized.

aaiPharma Inc.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 2005
(In thousands)

		Divested
	aaiPharma	Pharma	Pro Forma
	Actual	Products (a)	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$12,367	$209,250	$(175,500	) (b)	$46,117
Accounts receivable, net	13,954	—	—		13,954
Work-in-progress	9,334	—	—		9,334
Inventories, net	8,173	(5,752)	—		2,421
Prepaid and other current assets	8,781	(1,960)	—	(c)	6,821

Total current assets	52,609	201,538	(175,500)		78,647
Property and equipment, net	50,741	(3,306)	—		47,435
Goodwill, net	13,689	—	—		13,689
Intangible assets, net	187,509	(179,308)	—		8,201
Other assets	18,775	—	(7,379	) (c)	11,396

Total assets	$323,323	$18,924	$(182,879)		$159,368

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Current maturities of long-term debt	$351,591	$—	$(175,500	) (b)	$176,091
Accounts payable	17,244	—	—		17,244
Customer advances	12,758	—	—		12,758
Accrued wages and benefits	5,422	—	—		5,422
Interest payable	12,244	—	—		12,244
Deferred product revenue	2,341	—	—		2,341
Other accrued liabilities	45,093	(4,921)	—		40,172

Total current liabilities	446,693	(4,921)	(175,500)		266,272
Other liabilities	9	—	—		9
Stockholders’ equity (deficit):
Common stock	29	—	—		29
Paid-in capital	91,425	—	—		91,425
Accumulated deficit	(218,067)	23,845	(7,379	) (c)(d)	(201,601)
Accumulated other comprehensive income	3,372	—	—		3,372
Deferred compensation	(138)	—	—		(138)

Total stockholders’ equity (deficit)	(123,379)	23,845	(7,379)		(106,913)

Total liabilities and stockholders’ equity (deficit)	$323,323	$18,924	$(182,879)		$159,368

See accompanying notes to unaudited pro forma consolidated balance sheet.

Notes to Unaudited Pro Forma Consolidated Balance Sheet
(In thousands)

(a) To reflect the sale of certain Pharma Products:

Cash received from purchaser	$209,250
Inventory sold to purchaser or written-off	(5,752)
Write-off of prepaid assets with no future value	(1,960)
Write-off of fixed assets with no future value	(3,306)
Write-off of intangible assets related to the divested products	(185,109)
Value of development services agreements	5,801
Adjustment to write-off liabilities assumed by the seller	11,695
Adjustments to accrue for liabilities for fees and sale-related expenses	(6,774)

Pro forma net gain on sale	$23,845

(b) To reflect adjustments to:

Record repayment of current maturities outstanding under our term loan	$(165,000)
Record repayment of current maturities outstanding under our revolving loan	(10,500)

$(175,500)

(c) To reflect an adjustment to eliminate the unamortized deferred financing costs related to our term and revolving loans:

Long-term asset	$(7,379)

(d) No adjustment has been made for income tax benefits due to our belief that it is more likely than not that any deferred tax assets will not be realized.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 9, 2005

aaiPharma Inc.
By:	/s/ Matthew E. Czajkowski
Matthew E. Czajkowski, Chief Administrative Officer
and Chief Financial Officer